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

NUMBER                                    BUCKHEAD AMERICA CORPORATION                                    SHARES

INCORPORATED UNDER                      THIS CERTIFICATE IS TRANSFERABLE                                  SEE REVERSE FOR
THE LAWS OF THE STATE                     IN BOSTON, MA OR NEW YORK, NY                                   CERTAIN DEFINITIONS
OF DELAWARE
                                                                                                          CUSIP 11835A 10 5
This certifies that







Is the owner of

                FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF
                                           BUCKHEAD AMERICA CORPORATION

(hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
         This certificate is not valid until countersigned by the Transfer Agent. Witness the seal of the Corporation and the signatures of its duly authorized officers.

         Dated:                                                                                           Countersigned:
                                                                                                          STATE STREET BANK
                                                                                                          AND TRUST COMPANY
                                                                                                                     Transfer Agent
                                                                                                          By:
                                                                                                          Authorized Signature


         SECRETARY                 [BUCKHEAD AMERICA SEAL]                     PRESIDENT

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564499.1

         This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation as amended of the Corporation (a copy of which is on file with Transfer Agent), to all of which the holder by acceptance hereof assents.
         The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or to the Transfer Agent.

         The following  abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations:
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
         TEN COM -- as tenants in common             UNIF GIFT MIN ACT -        Custodian.......
         TEN ENT  -- as tenants by the entireties                               (Cust)           (Minor)
         JT TEN     -- as joint tenants with right of         under Uniform Gifts to Minors
                           survivorship and not as tenants             Act.....................
                           in common                                                    (State)
                           Additional abbreviations may also be used though not in the above list.

                           For value received, ___________ hereby sell, assign and transfer unto

                           PLEASE INSERT SOCIAL SECURITY OR
                           OTHER IDENTIFYING NUMBER OF
                           ASSIGNEE

                           __________________________________________________________________
                                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                                    CODE OF ASSIGNEE)
                           ____________________________________________________________
                           ____________________________________________________________
                           ______________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________________

                           Attorney to transfer the said stock on the books of the within named

                           Corporation  with full power of  substitution  in the premises.

                           Dated________________________________

                           NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                           PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                           WHATEVER.
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564499.1